File No. 33-73634




                SECURITIES AND EXCHANGE COMMISSION

                             FORM S-3

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   ADM TRONICS UNLIMITED, INC.

       Exact name of registrant as specified in its charter

                             Delaware

  (State of other jurisdiction of incorporation or organization)

                            22-1896032

               (I.R.S. Employer Identification No.)


            224-S Pegasus Avenue, Northvale, NJ 07647
                          (201) 767-6040

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)



      Jonathan B. Reisman, Esq., Reisman & Associates, P.A.
                     5100 Town Center Circle
                            Suite 330
                    Boca Raton, Florida 33486
                          (561) 361-9300

    (Name, address, including zip code, and telephone number, including area code, of agent for service)



     The Registrant hereby removes from registration all of the securities previously registered by means of its Registration
Statement on Form S-3, File No. 33-73634.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Northvale, State of New Jersey on June 30, 1997.

                         ADM TRONICS UNLIMITED, INC.
                                    (Company)

                            Dr. Alfonso Di Mino
                         Chief Executive Officer
                             (Signature)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:



     Dr. Alfonso Di Mino, Chief
     Executive Officer and Director

Dated:  June 30, 1997


     Andre' Di Mino, Principal
     Financial and Accounting Officer
     and Director
     (Signature)

Dated:  June 30, 1997


     Vincent Di Mino, Director
     (Signature)

Dated:  June 30, 1997